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                                                                 Exhibit 10.01
                                                                 Execution Copy
                                                                 --------------

          THIRD AMENDMENT, dated as of September 17, 2004 (this "Amendment"), to the Credit Agreement, dated as of December 21, 2001 (as amended pursuant to the First Amendment hereto, dated as of December 31, 2001, the Extension Agreement, dated as of December 20, 2002, the Second Amendment hereto, dated as of October 2, 2003 and this Amendment, and as the same may further be amended, supplemented or otherwise modified from time to time, the "Credit Agreement", among GREY GLOBAL GROUP INC., a Delaware corporation (the "Company"), the Foreign Subsidiary Borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), HSBC BANK USA, as documentation agent (in such capacity, the "Documentation Agent"), FLEET NATIONAL BANK, as syndication agent (in such capacity, the "Syndication Agent"), and JPMORGAN CHASE BANK as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :
                              - - - - - - - - - - -

          WHEREAS, the Company, the Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement;

          WHEREAS, the Company has requested that the Lenders amend certain terms in the Credit Agreement in the manner provided for herein; and

          WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendment subject to certain limitations and conditions, as provided for herein;

          NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein as defined terms are so used as so defined.

          2. Amendment to Section 6 (Negative Covenants). Section 6.5 of the Credit Agreement is hereby amended by deleting the "$10,000,000" figure in paragraph (d) and substituting in lieu thereof the words ", in the aggregate for any fiscal year of the Company, $25,000,000"

          3. Representations and Warranties. On and as of the date hereof, the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Company hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

          4. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above upon satisfaction of the following conditions: (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company and each of the Required Lenders and
(ii) all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), in connection with this Amendment shall have been paid or reimbursed, as the case may be.

          5. Continuing Effect; No Other Amendments or Consents. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force

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                                                                               2


and effect. The amendment provided for herein is limited to the specific sections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same section for any other date or time period.

          6. Expenses. The Company agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.


          7. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.


          8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                   GREY GLOBAL GROUP INC.

                                   By:    /s/ Lester M. Feintuck
                                      ------------------------------------
                                      Name:  Lester M. Feintuck
                                      Title: Senior Vice President


                                   By:    /s/ Steven G. Felsher
                                      ------------------------------------
                                      Name:  Steven G. Felsher
                                      Title: Vice Chairman, CFO,
                                             Secretary & Treasurer


                                   JPMORGAN CHASE BANK, as Administrative
                                   Agent and as a Lender


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                   GREY GLOBAL GROUP INC.

                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:



                                   JPMORGAN CHASE BANK, as Administrative
                                   Agent and as a Lender


                                   By:    /s/ Rebecca Vogel
                                      ------------------------------------
                                      Name:  Rebecca Vogel
                                      Title: Vice President
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                                   FLEET NATIONAL BANK, A BANK OF
                                   AMERICA COMPANY, as Syndication Agent and
                                   as a Lender and an Extending Lender


                                   By: /s/ Theodore W. [ILLEGIBLE]
                                      -------------------------------------
                                   Name:  Theodore W. [ILLEGIBLE]
                                   Title: Vice President
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                                   HSBC BANK USA, NATIONAL ASSOCIATION,
                                   successor by merger to HSBC BANK USA, as
                                   Documentation Agent and as a Lender


                                   By: /s/ Johan Sorensson
                                      -------------------------------------
                                      Name:  Johan Sorensson
                                      Title: Senior Vice President
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                                   NORTH FORK BANK, as a Lender


                                   By: /s/ Joseph Walsh
                                      -------------------------------------
                                      Name:  Joseph Walsh
                                      Title: SVP
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                                   BARCLAYS BANK PLC, as a Lender


                                   By: /s/ Colin Fraser
                                      -------------------------------------
                                      Name:  COLIN FRASER
                                      Title: RELATIONSHIP DIRECTOR
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                                   CITY NATIONAL BANK, A NATIONAL
                                   BANKING ASSOCIATION, as a Lender and an
                                   Extending Lender


                                   By: /s/ Craig Kelley
                                      -------------------------------------
                                      Name:  Craig Kelley
                                      Title: Vice President
                                             Senior Relationship Manager